                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT


KNOW ALL PERSON BY THESE PRESENTS:

               The undersigned, an officer of Knight-Ridder, Inc., hereby constitutes and appoints ROSS JONES and KAREN STEVENSON and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 for Knight-Ridder, Inc. and any and all amendments thereto (including post-effective amendments) and any related registration statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, or otherwise, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitution may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned officer has signed his or her name hereto as of this 12th day of May, 1999.


             /s/ Gary R. Effren
-------------------------------------------------
                 Gary R. Effren

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT


KNOW ALL PERSON BY THESE PRESENTS:

               The undersigned, a director of Knight-Ridder, Inc., hereby constitutes and appoints ROSS JONES and KAREN STEVENSON and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 for Knight-Ridder, Inc. and any and all amendments thereto (including post-effective amendments) and any related registration statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, or otherwise, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitution may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has signed his or her name hereto as of this 12th day of May, 1999.


           /s/ James I. Cash Jr.
-------------------------------------------------
               James I. Cash Jr.

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT



KNOW ALL PERSON BY THESE PRESENTS:

               The undersigned, a director of Knight-Ridder, Inc., hereby constitutes and appoints ROSS JONES and KAREN STEVENSON and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 for Knight-Ridder, Inc. and any and all amendments thereto (including post-effective amendments) and any related registration statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, or otherwise, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitution may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has signed his or her name hereto as of this 12th day of May, 1999.


         /s/ Joan Ridder Challinor
-------------------------------------------------
             Joan Ridder Challinor

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT



KNOW ALL PERSON BY THESE PRESENTS:

               The undersigned, a director of Knight-Ridder, Inc., hereby constitutes and appoints ROSS JONES and KAREN STEVENSON and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 for Knight-Ridder, Inc. and any and all amendments thereto (including post-effective amendments) and any related registration statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, or otherwise, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitution may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has signed his or her name hereto as of this 12th day of May, 1999.


          /s/ Alvah H. Chapman Jr.
-------------------------------------------------
              Alvah H. Chapman Jr.

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT



KNOW ALL PERSON BY THESE PRESENTS:

               The undersigned, a director of Knight-Ridder, Inc., hereby constitutes and appoints ROSS JONES and KAREN STEVENSON and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 for Knight-Ridder, Inc. and any and all amendments thereto (including post-effective amendments) and any related registration statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, or otherwise, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitution may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has signed his or her name hereto as of this 12th day of May, 1999.


        /s/ Kathleen Foley Feldstein
-------------------------------------------------
            Kathleen Foley Feldstein

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT



KNOW ALL PERSON BY THESE PRESENTS:

               The undersigned, a director of Knight-Ridder, Inc., hereby constitutes and appoints ROSS JONES and KAREN STEVENSON and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 for Knight-Ridder, Inc. and any and all amendments thereto (including post-effective amendments) and any related registration statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, or otherwise, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitution may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has signed his or her name hereto as of this 12th day of May, 1999.


           /s/ Thomas P. Gerrity
-------------------------------------------------
               Thomas P. Gerrity

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT



KNOW ALL PERSON BY THESE PRESENTS:

               The undersigned, a director of Knight-Ridder, Inc., hereby constitutes and appoints ROSS JONES and KAREN STEVENSON and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 for Knight-Ridder, Inc. and any and all amendments thereto (including post-effective amendments) and any related registration statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, or otherwise, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitution may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has signed his or her name hereto as of this 12th day of May, 1999.


       /s/ Barbara Barnes Hauptfuhrer
-------------------------------------------------
           Barbara Barnes Hauptfuhrer

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT



KNOW ALL PERSON BY THESE PRESENTS:

               The undersigned, a director of Knight-Ridder, Inc., hereby constitutes and appoints ROSS JONES and KAREN STEVENSON and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 for Knight-Ridder, Inc. and any and all amendments thereto (including post-effective amendments) and any related registration statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, or otherwise, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitution may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has signed his or her name hereto as of this 12th day of May, 1999.


           /s/ M. Kenneth Oshman
-------------------------------------------------
               M. Kenneth Oshman

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT



KNOW ALL PERSON BY THESE PRESENTS:

               The undersigned, a director of Knight-Ridder, Inc., hereby constitutes and appoints ROSS JONES and KAREN STEVENSON and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 for Knight-Ridder, Inc. and any and all amendments thereto (including post-effective amendments) and any related registration statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, or otherwise, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitution may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has signed his or her name hereto as of this 12th day of May, 1999.


           /s/ P. Anthony Ridder
-------------------------------------------------
               P. Anthony Ridder

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT



KNOW ALL PERSON BY THESE PRESENTS:

               The undersigned, a director of Knight-Ridder, Inc., hereby constitutes and appoints ROSS JONES and KAREN STEVENSON and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 for Knight-Ridder, Inc. and any and all amendments thereto (including post-effective amendments) and any related registration statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, or otherwise, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitution may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has signed his or her name hereto as of this 12th day of May, 1999.


           /s/ Randall L. Tobias
-------------------------------------------------
               Randall L. Tobias

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT



KNOW ALL PERSON BY THESE PRESENTS:

               The undersigned, a director of Knight-Ridder, Inc., hereby constitutes and appoints ROSS JONES and KAREN STEVENSON and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 for Knight-Ridder, Inc. and any and all amendments thereto (including post-effective amendments) and any related registration statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, or otherwise, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitution may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has signed his or her name hereto as of this 12th day of May, 1999.


        /s/ Gonzalo F. Valdes-Fauli
-------------------------------------------------
            Gonzalo F. Valdes-Fauli

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT



KNOW ALL PERSON BY THESE PRESENTS:

               The undersigned, a director of Knight-Ridder, Inc., hereby constitutes and appoints ROSS JONES and KAREN STEVENSON and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 for Knight-Ridder, Inc. and any and all amendments thereto (including post-effective amendments) and any related registration statements filed pursuant to Rule 462 under the Securities Act of 1933, as amended, or otherwise, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitution may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned director has signed his or her name hereto as of this 12th day of May, 1999.


            /s/ John L. Weinberg
-------------------------------------------------
                John L. Weinberg